ANYWHERE MD, INC.

FINANCIAL STATEMENTS

December 31, 2006 and 2005

Report of Independent Registered Public Accounting Firm

To	The Shareholders and Board of Directors of
Anywhere MD, Inc.

We have audited the accompanying balance sheets of Anywhere MD, Inc. as of December 31, 2006 and 2005 and the related statement of operations, changes in shareholders’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provided a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Anywhere MD, Inc. and the results of its operations and its cash flows for the years ended December 31, 2006 and 2005 in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming that Anywhere MD, Inc. will continue as a going concern. As discussed in Note 2 to the financial statements, Anywhere MD, Inc. has suffered losses from operations, which raises substantial doubt about its ability to continue as a going concern. Management’s plans regarding those matters also are described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Jewett, Schwartz, Wolfe & Associates

Hollywood, Florida
July 13, 2007

ANYWHERE MD, INC.
BALANCE SHEETS

	2006	2005
Cash Flows From Operating Activities
Net loss	$(63,406)	$(34,249)
Adjustments to reconcile net loss to net
cash flow used in operating activities:
Shares issued for consulting services	15,000	-
Depreciation and amortization	5,496	2,748
Changes in assets and liabilities:
Loans receivable from shareholder	(6,695)	(3,145)
Inventory	-	1,699
Deposits	3,029	(3,029)
Accounts payable and accrued expenses	12,927	(18,277)
Deferred revenue	9,157	(301)
Net Cash Used in Operating Activities	(24,492)	(54,554)

Cash Flows From Investing Activities
Purchase of equipment	-	(22,000)
Net Cash Used in Investing Activities	-	(22,000)

Cash Flows From Financing Activities
Proceeds from the issuance of shares	-	52,000

Proceeds from lease payable	-	22,000
Repayments of lease payable	(5,500)	(2,750)
Proceeds from loans payable to shareholders	32,717	-
Repayments of loans payable to shareholder	-	(1,000)
Net Cash Provided by Financing Activities	27,217	70,250

Net increase (decrease) in cash	2,725	(6,304)
Cash at beginning of year	827	7,131
Cash at end of year	$3,552	$827

Supplemental disclosure of cash flow information:
Cash paid for interest	$984	$492
Cash paid for taxes	$-	$-

The accompanying notes are an integral part of these financial statements.

ANYWHERE MD, INC.
STATEMENTS OF OPERATIONS

	For the Years Ended December
	2006	2005

Revenues	$578,710	$591,408

Cost of goods sold	31,073	24,511

Gross profit	547,637	566,897

Operating expense:
Selling expense	59,929	61,200
General and administrative expense	551,114	539,946
	611,043	601,146

Net income (loss)	$(63,406)	$(34,248)

Weighted average common shares outstanding -
basic and diluted	207,625,000	105,691,000
Net loss per share – basic and diluted	($0.00)	$(0.00)
The accompanying notes are an integral part of these financial statements.

ANYWHERE MD, INC
STATEMENTS OF CHANGES IN SHAREHOLDERS' DEFICIT

			Additional
	Common Stock		Paid-in	Accumulated
	Shares	Amount	Capital	Earnings	Total

Balance at January 1, 2005	5,007,000	$5,007	$20,495	$(182,429)	$(156,927)

Shares issued for acquisition-Telcom Direct Inc	194,993,000	194,993	(194,993)	-	-
Shares issued at $.008 per share	6,375,000	6,375	45,625		52,000

Net loss				(34,249)	(34,249)

Balance at December 31, 2005	206,375,000	206,375	(128,873)	(216,678)	(139,176)

Shares issued for services	2,500,000	2,500	12,500	-	15,000

Net loss				(63,406)	(63,406)
Balance at December 31, 2006	208,875,000	$208,875	$(116,373)	$(280,084)	$(187,582)
The accompanying notes are an integral part of these financial statements.

ANYWHERE MD, INC.
STATEMENTS OF CASH FLOWS
Years Ended December 31, 2006 and 2005

2006

2005

 Cash Flows From Operating Activities

 Net loss
$
(63,406
)
$
(34,249
)

 Adjustments to reconcile net loss to net

 cash flow used in operating activities:

 Shares issued for consulting services
15,000
-

 Depreciation and amortization
5,496
2,748

 Changes in assets and liabilities:

 Loans receivable from shareholder
(6,695
)
(3,145
)

 Inventory
-
1,699

 Deposits
3,029
(3,029
)

 Accounts payable and accrued expenses
12,927
(18,277
)

 Deferred revenue
9,157
(301
)

 Net Cash Used in Operating Activities
(24,492
)
(54,554
)

 Cash Flows From Investing Activities

 Purchase of equipment
-
(22,000
)

 Net Cash Used in Investing Activities
-
(22,000
)

 Cash Flows From Financing Activities

 Proceeds from the issuance of shares
-
52,000

 Proceeds from lease payable
-
22,000

 Repayments of lease payable
(5,500
)
(2,750
)

 Proceeds from loans payable to shareholders
32,717
-

 Repayments of loans payable to shareholder
-
(1,000
)

 Net Cash Provided by Financing Activities
27,217
70,250

 Net increase (decrease) in cash
2,725
(6,304
)

 Cash at beginning of year
827
7,131

 Cash at end of year
$
3,552
$
827

 Supplemental disclosure of cash flow information:

 Cash paid for interest
$
984
$
492

 Cash paid for taxes
$
-
$
-

The accompanying notes are an integral part of these financial statements.

ANYWHERE MD, INC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2006 and 2005

NOTE 1 - DESCRIPTION OF ORGANIZATION

Organization - Anywhere MD, Inc. (Company) is a Nevada corporation formed in December 2002. The Company engages in the development, marketing, sale, and support of proprietary software applications for mobile handheld devices in the United States. These mobile applications provide the physicians with healthcare information at the point of care. Its products include Auto-PILOT that enables doctors to enter and view patient data in any location; and Auto-Doc documentation software, which produces S.O.A.P notes, narrative reports, IME/QME reports, physician and patient letters, and managed care forms. The company is headquartered in Atascadero, California.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Going concern

As shown in the accompanying financial statements, the Company has a net loss of $63,406 during the year ended December 31, 2006. These conditions create an uncertainty as to the Company’s ability to continue as a going concern. Management plans to increase marketing efforts, reduce expense, expand into additional regions through the country and create licensing arrangements with centers in existence. The financial statements do no include any adjustments that might be necessary if the Company is unable to continue as a going concern.

Basis of accounting - The financial statements are prepared using the accrual basis of accounting where revenues are recognized when earned and expenses are recognized in the period in which they were incurred. The basis of accounting conforms to accounting principles generally accepted in the United States of America.

Revenue recognition

The Company recognizes revenue in accordance with Staff Accounting Bulletin (SAB) No. 104, "Revenue Recognition in Financial Statements" which established that revenue can be recognized when persuasive evidence of an arrangement exists, all significant contractual obligations have been satisfied, the fee is fixed or determinable and collection is reasonably assured.

The Company derives its revenue from primarily from the sale and support of its proprietary software. Revenue that is derived from the sale of software and related products, is recognized in the period in the sale occurred. Revenue that is derived from technical support contracts is recognized as revenue ratably over the term of the contract. Amounts received toward technical support contracts that are not considered earned are recorded as deferred revenues on the balance sheet. Deferred revenue balances at December 31, 2006 and 2005 were $70,384 and $61,227, respectively.

ANYWHERE MD, INC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2006 and 2005
Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of these financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Fair value of financial instruments

The carrying amounts of financial instruments, including cash, accounts payable, accrued expenses and deferred revenues approximate fair value at December 31, 2006 because of the relatively short maturity of the instruments.

Cash and cash equivalents

The Company considers all highly liquid debt securities purchased with original or remaining maturities of three months or less to be cash equivalents. The carrying value of cash equivalents approximates fair value.

Property and equipment

Property and equipment, including significant improvements, are recorded at cost. Repairs and maintenance and any gains or losses on dispositions are recognized as incurred. Depreciation and amortization is provided for on a straight-line basis to allocate the cost of depreciable assets to operations over their estimated service lives.

Asset Category	Depreciation/ Amortization Period
Computer and office equipment	5 to 7 Years

Income taxes

Federal and state income tax regulations do not require an S Corporation to pay income taxes. Rather each shareholder’s allocable share of the Company’s profit or loss is reported in each member’s individual income tax return. Accordingly, no provision or liability for income taxes is reflected in the accompanying financial statements.

ANYWHERE MD, INC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2006 and 2005

Advertising

Advertising costs are charged to expense during the period in which they were incurred. Advertising expenses for the years ended December 31, 2006 and 2005, was $42,101 and $40,708, respectively.

Earnings per share

The Company computes basic and diluted loss per share amounts for December 31, 2006 and 2005, pursuant to the Statement of Financial Accounting Standards (SFAS) No. 128, “Earnings per Share.” There are no potentially dilutive shares outstanding and, accordingly, dilutive per share amounts have not been presented in the accompanying statements of operations.

New accounting pronouncements

Accounting changes and error corrections

In May 2005, the Financial Accounting Standards Board (FASB) issued SFAS No. 154, "Accounting Changes and Error Corrections" (SFAS 154), which replaces Accounting Principles Board (APB) Opinion No. 20, "Accounting Changes," and SFAS No. 3, "Reporting Accounting Changes in Interim Financial Statements - An Amendment of APB Opinion No. 28." SFAS 154 provides guidance on the accounting for and reporting of accounting changes and error corrections, and it establishes retrospective application, or the latest practicable date, as the required method for reporting a change in accounting principle and the reporting of a correction of an error. SFAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2006. The Company will adopt SFAS 154 in the first quarter of fiscal year 2007 and does not expect it to have a material impact on its results of operations and financial condition.

Fair value measurements

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements" (SFAS 157). SFAS 157 provides guidance for using fair value to measure assets and liabilities. SFAS 157 addresses the requests from investors for expanded disclosure about the extent to which companies measure assets and liabilities at fair value, the information used to measure fair value and the effect of fair value measurements on earnings. SFAS 157 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value, and does not expand the use of fair value in any new circumstances. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and will be adopted by the Company in the first quarter of fiscal year 2009. The Company is unable to determine the effect that its adoption of SFAS 157 will have on its results of operations and financial condition.

ANYWHERE MD, INC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2006 and 2005

Accounting for uncertainty in income taxes

In July 2006, the FASB issued FASB Interpretation (FIN) No. 48, "Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109" (FIN 48). FIN 48 clarifies the accounting for uncertainty in income taxes by prescribing the recognition threshold a tax position is required to meet before being recognized in the financial statements. It also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The cumulative effects, if any, of applying FIN 48 will be recorded as an adjustment to retained earnings as of the beginning of the period of adoption. FIN 48 is effective for fiscal years beginning after December 15, 2006, and the Company is required to adopt it in the first quarter of fiscal year 2008. The Company is currently evaluating the effect that the adoption of FIN 48 will have on its results of operations and financial condition and is not currently in a position to determine such effects, if any.

Taxes collected from customer and remitted to governmental authorities

In June 2006, the FASB ratified Emerging Issues Task Force (EITF) Issue No. 06−3 (EITF 06-3), “How Taxes Collected from Customers and Remitted to Governmental Authorities Should Be Presented in the Income Statement (That Is, Gross versus Net Presentation).” EITF 06−3 applies to any tax assessed by a governmental authority that is directly imposed on a revenue producing transaction between a seller and a customer. EITF 06−3 allows companies to present taxes either gross within revenue and expense or net. If taxes subject to this issue are significant, a company is required to disclose its accounting policy for presenting taxes and the amount of such taxes that are recognized on a gross basis. The Company currently presents such taxes net. EITF 06−3 is required to be adopted during the first quarter of fiscal year 2008. These taxes are currently not material to the Company’s financial statements.

Accounting for rental costs incurred during a construction period

In September 2006, the FASB issued FASB Staff Position (FSP) No. FAS 13-1 (As Amended), “Accounting for Rental Costs Incurred during a Construction Period” (FAS 13-1). This position requires a company to recognize as rental expense the rental costs associated with a ground or building operating lease during a construction period, except for costs associated with projects accounted for under SFAS No. 67, “Accounting for Costs and Initial Rental Operations of Real Estate Projects.” FAS 13-1 is effective for reporting periods beginning after December 15, 2005 and was adopted by the Company in the first quarter of fiscal year 2007. The Company’s adoption of FAS 13-1 will not materially affect its results of operations and financial position.

ANYWHERE MD, INC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2006 and 2005

Effects of prior year misstatements when quantifying misstatements in the current year financial statements

In September 2006, the SEC issued SAB No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements". SAB 108 provides guidance on the consideration of the effects of prior year misstatements in quantifying current year misstatements for the purpose of a materiality assessment. SAB 108 establishes an approach that requires quantification of financial statement errors based on the effects of each on a company's balance sheet and statement of operations and the related financial statement disclosures. Early application of the guidance in SAB 108 is encouraged in any report for an interim period of the first fiscal year ending after November 15, 2006, and will be adopted by the Company in the first quarter of fiscal year 2007. The Company does not expect the adoption of SAB 108 to have a material impact on its results of operations and financial condition

Instruments issued as employee compensation

FSP FAS 123(R)-5 was issued on October 10, 2006. The FSP provides that instruments that were originally issued as employee compensation and then modified, and that modification is made to the terms of the instrument solely to reflect an equity restructuring that occurs when the holders are no longer employees, then no change in the recognition or the measurement (due to a change in classification) of those instruments will result if both of the following conditions are met: (a). There is no increase in fair value of the award (or the ratio of intrinsic value to the exercise price of the award is preserved, that is, the holder is made whole), or the antidilution provision is not added to the terms of the award in contemplation of an equity restructuring; and (b). All holders of the same class of equity instruments (for example, stock options) are treated in the same manner. The provisions in this FSP shall be applied in the first reporting period beginning after the date the FSP is posted to the FASB website. The Company does not expect the adoption of FSP FAS 123(R)-5 to have a material impact on its results of operations and financial condition

ANYWHERE MD, INC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2006 and 2005

NOTE 2 - PROPERTY AND EQUIPMENT

Property and equipment, net consist of the following;

	December 31,
	2006	2005
Computer and office equipment	$31,074	$31,074
Accumulated depreciation	(14,866)	(9,370)
Property and equipment, net	$16,208	$21,074

The Company recorded depreciation expense in the amount of $5,496 and $2,748 as of December 31, 2006 and 2005, respectively.

NOTE 3 - NOTES PAYABLE

2006
Notes payable to a finance company, due in monthly installments of $540, including principal, sales tax and interest at 8.5% through 2009, collateralized by certain equipment.	$13,750
Less current portion	(5,500)
Long - term debt	$8,250

The aggregate maturities of long - term debt at December 31, 2006 are as follows:

December 31
2007	$5,500
2008	5,500
2009	2,750
Total	$13,750

ANYWHERE MD, INC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2006 and 2005

NOTE 4 - COMMITMENTS

Leases: The Company lease various office and computer equipment. Future minimum payments under these non-cancelable leases are as follows as of December 31, 2006:
Year	Amount
2007	$1,997

The Company leases its corporate office location at $4,622 per month. The Company is on a month to month lease with the landlord.

NOTE 5 - RELATED PARTY TRANSACTIONS

Loan receivable from shareholder: The Company has paid expenses on behalf of a shareholder. The amounts are recorded as at December 31, 2006 and 2005 are $39,372 and $32,677, respectively.

Loans payable to shareholder: From time to time, the shareholders have made loans to the Company for working capital. These loans are due upon demand and have no set interest rate. The balances at December 31, 2006 and 2005 are $102,850 and $70,133, respectively.

NOTE 6 - SHAREHOLDERS’ EQUITY

Common stock issuance: During 2005, the Company issued 6,375,000 shares of stock for net proceeds of $52,000.

During 2006, the Company issued 2,500,000 for consulting services rendered.

Acquisition of entity: During 2005, the Company issued 194,993,000 shares of stock in connection with an acquisition Tel-Com Direct, Inc.

NOTE 7 - SUBSEQUENT EVENTS

Stock purchase agreement: On May 14, 2007, the Company entered into a stock purchase agreement with Medlink International, Inc (Medlink). Under the terms of the agreement, Medlink will acquire 67% of the total outstanding stock of the Company. The Company will continue to operate as a subsidiary of Medlink.